                                                                    Exhibit 99.1

        STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
         FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS

I, Robert G. Wilmers, the principal executive officer of M&T Bank Corporation, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of M&T Bank Corporation, and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the M&T Bank Corporation Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - M&T Bank Corporation's Annual Report on Form 10-K for the year ended December 31, 2001;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of M&T Bank Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the foregoing.


     By: /s/ ROBERT G. WILMERS                 Subscribed and sworn to
        ---------------------------------      before me this 31st day of
     Robert G. Wilmers                         July 2002.
     Chairman of the Board, President
     and Chief Executive Officer
              of
      M&T Bank Corporation
                                               /S/ Marie King
                                              -----------------------------
                                                  Notary Public
  July 31, 2002                                   My Commission Expires:

                                                      Marie King
                                            Notary Public, State of New York
                                                 Qualified in Erie County
                                                My Commission Expires 03/30/03